                                                                    Exhibit 99.1




                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                January 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:  FLORSHEIM GROUP INC.         CASE NO.  02 B 08209
                   -------------------                    ----------

                            SUMMARY OF CASH ACCOUNTS
                            ------------------------


ENDING BALANCE IN:                                   12/31/04       01/31/05
                                                  -------------   -------------
     Associated Bank                              $  327,502.56   $  268,634.38

     BT Commercial Escrow                            144,008.24      144,008.24

     Shaw Gussis Fishman Glantz Wolfman &
        Towbin LLC - Preference Account II           827,440.20      854,636.24
                                                  -------------   -------------
     TOTAL                                        $1,298,951.00   $1,267,278.86
                                                  =============   =============

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2005


  DATE                                               ASSOCIATED BANK
  ----                                               ---------------
01/01/05                                               $      -
01/02/05                                                      -
01/03/05                                                      -
01/04/05                                                      -
01/05/05                                                      -
01/06/05                                                      -
01/07/05                                                 670.00 1)
01/08/05                                                      -
01/09/05                                                      -
01/10/05                                                      -
01/11/05                                                      -
01/12/05                                                      -
01/13/05                                                      -
01/14/05                                                      -
01/15/05                                                      -
01/16/05                                                      -
01/17/05                                                      -
01/18/05                                                      -
01/19/05                                                      -
01/20/05                                                      -
01/21/05                                                      -
01/22/05                                                      -
01/23/05                                                      -
01/24/05                                                      -
01/25/05                                                      -
01/26/05                                                      -
01/27/05                                                      -
01/28/05                                                      -
01/29/05                                                      -
01/30/05                                                      -
01/31/05                                                      -
                                                       --------
TOTAL RECEIPTS                                         $ 670.00
                                                       ========


   NOTES:
   ------
   1) Accounts receivable collections, net of collection expense.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2005


                                                     SHAW GUSSIS
  DATE                                           PREFERENCE ACCT.II
  ----                                           ------------------
01/01/05                                           $         -
01/02/05                                                     -
01/03/05                                                     -
01/04/05                                                     -
01/05/05                                                     -
01/06/05                                                     -
01/07/05                                                     -
01/08/05                                                     -
01/09/05                                                     -
01/10/05                                                     -
01/11/05                                                     -
01/12/05                                                     -
01/13/05                                                     -
01/14/05                                                     -
01/15/05                                                     -
01/16/05                                                     -
01/17/05                                                     -
01/18/05                                                     -
01/19/05                                                     -
01/20/05                                                     -
01/21/05                                             40,000.00(1)
01/22/05                                                     -
01/23/05                                                     -
01/24/05                                                     -
01/25/05                                                     -
01/26/05                                                     -
01/27/05                                                     -
01/28/05                                                     -
01/29/05                                                     -
01/30/05                                                     -
01/31/05                                             35,000.00(1)
                                                   -----------
TOTAL RECEIPTS                                     $ 75,000.00
                                                   ===========


    1) Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2005


  DATE        CHECK NUMBER       PAYMENTS                   ASSOCIATED BANK
  ----        ------------       --------                   ---------------
01/07/05         1253         F. Terrence Blanchard             $  1,229.63
01/07/05         1254         F. Terrence Blanchard               58,158.55
01/12/05         1255         Ben Alvendia                           150.00
                                                                -----------
                              Total                             $ 59,538.18
                                                                ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2005



                                                                     SHAW GUSSIS
  DATE       CHECK NUMBER   PAYMENTS                            PREFERENCE ACCOUNT II
  ----       ------------   --------                            ---------------------
01/05/05         1131       F. Terrence Blanchard                    $ 1,443.75
01/05/05         1132       Shaw Gussis Fishman                       13,637.09
01/21/05         1134       Logan & Company                            3,099.74
01/21/05         1135       Leslie T. Welsh Inc.                       1,431.96
01/21/05         1136       Iron Mountain Record Management              424.92
01/21/05         1137       Bowne of Chicago                             555.00
01/21/05         1138       Deloitte & Touche                         25,070.98
01/21/05         1139       US Trustee                                 1,500.00
01/25/05         1140       Kronish Lieb Weiner                          640.52
                                                                     -----------
                                                                     $ 47,803.96
                                                                     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                JANUARY 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                  POST-PETITION
                                                                       LOAN
  DATE                          PAYMENTS           BORROWINGS        BALANCE
---------                       --------           ----------     --------------
OPENING BALANCE                                                   $6,912,679.88
01/01/05                        $   -              $  -            6,912,679.88
01/02/05                            -                 -            6,912,679.88
01/03/05                            -                 -            6,912,679.88
01/04/05                            -                 -            6,912,679.88
01/05/05                            -                 -            6,912,679.88
01/06/05                            -                 -            6,912,679.88
01/07/05                            -                 -            6,912,679.88
01/08/05                            -                 -            6,912,679.88
01/09/05                            -                 -            6,912,679.88
01/10/05                            -                 -            6,912,679.88
01/11/05                            -                 -            6,912,679.88
01/12/05                            -                 -            6,912,679.88
01/13/05                            -                 -            6,912,679.88
01/14/05                            -                 -            6,912,679.88
01/15/05                            -                 -            6,912,679.88
01/16/05                            -                 -            6,912,679.88
01/17/05                            -                 -            6,912,679.88
01/18/05                            -                 -            6,912,679.88
01/19/05                            -                 -            6,912,679.88
01/20/05                            -                 -            6,912,679.88
01/21/05                            -                 -            6,912,679.88
01/22/05                            -                 -            6,912,679.88
01/23/05                            -                 -            6,912,679.88
01/24/05                            -                 -            6,912,679.88
01/25/05                            -                 -            6,912,679.88
01/26/05                            -                 -            6,912,679.88
01/27/05                            -                 -            6,912,679.88
01/28/05                            -                 -            6,912,679.88
01/29/05                            -                 -            6,912,679.88
01/30/05                            -                 -            6,912,679.88
01/31/05                            -                 -            6,912,679.88
                                -------            ----
Total                           $   -              $  -
                               =======             ====

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:  FLORSHEIM GROUP INC.     CASE NO. 02 B 08209
                   -------------------               ----------


                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                                JANUARY 31, 2005

ACCOUNTS RECEIVABLE:

           Beginning of Month Balance        $ 341,228
                                             ---------

           Add: Sales on Account                     -
                                             ---------

           Less: Collections                    (1,000)
                                             ---------

           Adjustments                               -
                                             ---------

           End of the Month Balance          $ 340,228
                                             =========


            Note - All accounts receivable are fully reserved.



                 0-30             31-60             61-90            OVER 90       END OF MONTH
                 DAYS              DAYS              DAYS             DAYS            TOTAL
                ------            ------            ------          ---------      -------------
                $  -              $  -              $  -            $ 340,228        $ 340,228
                ======            ======            ======          =========        =========



                   ACCOUNTS PAYABLE AGING - JANUARY 31, 2005
                   -----------------------------------------


                 0-30           31-60          61-90         Over 90       End of Month
                 Days            Days           Days           Days            Total
              ----------      ----------     ----------     ----------     -------------
Wholesale     $   (6,377)     $    1,872     $  852,208     $  497,423       $1,345,126

Retail                 -               -              -         75,979           75,979
              ----------      ----------     ----------     ----------       ----------
   Total      $   (6,377)     $    1,872     $  852,208     $  573,402       $1,421,105
              ==========      ==========     ==========     ==========       ==========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME: FLORSHEIM GROUP INC.    CASE NO. 02 B 08209
                  -------------------              ----------


                                TAX QUESTIONNAIRE
                                -----------------

                        FOR MONTH ENDED JANUARY 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

            1. Federal Income Taxes             Yes (x)            No (  )
            2. FICA withholdings                Yes (x)            No (  )
            3. Employee's withholdings          Yes (x)            No (  )
            4. Employer's FICA                  Yes (x)            No (  )
            5. Federal Unemployment Taxes       Yes (x)            No (  )
            6. State Income Taxes               Yes (x)            No (  )
            7. State Employee withholdings      Yes (x)            No (  )
            8. All other state taxes            Yes (x)            No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY
------------------------------------


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)


                                          Print or type name and capacity
                                          of person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.
DATED:    February 10, 2005